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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                DECEMBER 14, 2001

                             SIMONDS INDUSTRIES INC.
                    -----------------------------------------
               (Exact name of registrant as specified in charter)

                                  MASSACHUSETTS
                           ---------------------------
                 (State or other jurisdiction of incorporation)

           333-62759                              05-0484518
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   (Commission file number)           (IRS employer identification number)


  135 INTERVALE STREET, FITCHBURG, MA                                 01420
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(Address of principal executive offices)                            (Zip code)


                                 (978) 343-3731
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              (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS

            On December 14, 2001, Simonds Industries, Inc. (the "Company") issued a press release announcing that it has retained the firm of Credit Suisse First Boston in order to examine alternative transactions to strengthen it's balance sheet. A copy of the Company's press release is attached hereto and incorporated herein in its entirety.

FORWARD LOOKING INFORMATION

This news release includes forward-looking statements. Statements that describe future expectations, plans or strategies are considered "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 and releases issued by the Securities and Exchange Commission. The words "believe," "expect," "anticipate," "intend," "estimate," and other expressions which are predictions of or indicate future events and trends and which do not relate to historical matters identify forward-looking statements. Such statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Factors that could affect actual results include, among others, changes in customers' demand for the company's products, changes in raw material costs and availability, seasonal changes in customer orders, pricing actions by competitors, changes in copyright laws, consolidation among customers and competitors, success in integration of acquired businesses, changes in technology, and general changes in economic conditions. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements will prove to be accurate. The forward-looking statements included herein are made as of the date hereof, and the Company undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.

                                       -2-
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                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMONDS INDUSTRIES INC.
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(Registrant)



Date:   December 14, 2001                     By: /s/  Henry Botticello
                                                  -----------------------------
                                              Name: Henry Botticello
                                              Title:  Chief Financial Officer
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                                  EXHIBIT INDEX
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   EXHIBIT NO.            DESCRIPTION
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      99.1                Press Release of Simonds Industries Inc., dated
                          December 14, 2001